Brown Advisory - Beutel Goodman Large-Cap Value Fund
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 96.0%	Shares	Value
Communication Services - 11.1%
Comcast Corp. - Class A	2,272,715	$94,931,306
Interpublic Group of Cos., Inc.	2,050,445	64,855,575
Omnicom Group, Inc.	679,432	70,246,474
		230,033,355

Consumer Discretionary - 14.0%
eBay, Inc.	1,468,965	95,644,311
Gentex Corp.	1,384,970	41,119,759
Harley-Davidson, Inc.	1,733,954	66,809,248
Polaris, Inc.	579,870	48,268,379
Tempur Sealy International, Inc.	710,870	38,813,502
		290,655,199

Consumer Staples - 13.1%
Campbell Soup Co.	1,496,840	73,225,413
Kellogg Co.	1,349,141	108,889,170
Kimberly-Clark Corp.	633,755	90,170,661
		272,285,244

Financials - 15.1%
American Express Co.	307,580	83,415,696
Ameriprise Financial, Inc.	110,400	51,867,024
BlackRock, Inc.	76,705	72,832,165
Carlyle Group, Inc.	970,200	41,776,812
SEI Investments Co.	926,460	64,101,767
		313,993,464

Health Care - 12.4%
Amgen, Inc.	224,235	72,250,759
Biogen, Inc. (a)	379,830	73,626,247
Cencora, Inc.	98,321	22,130,091
Merck & Co., Inc.	784,065	89,038,422
		257,045,519

Industrials - 9.4%
Cummins, Inc.	140,025	45,338,695
Flowserve Corp.	1,027,799	53,126,930
Masco Corp.	621,750	52,189,695
Westinghouse Air Brake Technologies Corp.	251,220	45,664,259
		196,319,579

Information Technology - 16.5%
Amdocs Ltd.	1,034,967	90,538,913
Gen Digital, Inc.	3,544,785	97,233,453
NetApp, Inc.	669,085	82,638,688
QUALCOMM, Inc.	428,030	72,786,502
		343,197,556

Materials - 4.4%
PPG Industries, Inc.	688,830	91,242,422
TOTAL COMMON STOCKS (Cost $1,538,751,350)		1,994,772,338

SHORT-TERM INVESTMENTS - 3.9%
Money Market Funds - 3.9%
First American Government Obligations Fund - Class Z, 4.78% (b)	80,165,352	80,165,352
TOTAL SHORT-TERM INVESTMENTS (Cost $80,165,352)		80,165,352

TOTAL INVESTMENTS - 99.9% (Cost $1,618,916,702)		2,074,937,690
Other Assets in Excess of Liabilities - 0.1%		1,550,749
TOTAL NET ASSETS - 100.0%		$2,076,488,439

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Various inputs may be used to determine the value of the Fund's investments.  These inputs are summarized in three broad levels.  The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3

Common Stocks	$1,994,772,338	$–	$–
Money Market Funds	80,165,352	–	–
Total Investments	$2,074,937,690	$–	$–